UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2010
(Date of Report)

May 6, 2010
(Date of Earliest Event Reported)

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)

(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     At the 2010 Annual Meeting of Shareholders of Sotheby’s, a Delaware corporation (the “Company”), held on May 6, 2010, the shareholders of the Company approved an amendment to increase the number of Common Stock shares reserved for issuance under the Sotheby’s 1998 Stock Compensation Plan for Non-Employee Directors, from 300,000 to 400,000 shares. This amendment was previously approved by the Company’s Board of Directors, subject to the described shareholder approval that occurred. A copy of this amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.02 Results of Operations and Financial Condition.

     On May 6, 2010, the Company issued a press release discussing its results of operations for the three months ended March 31, 2010. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

     At the Company’s 2010 Annual Meeting of Shareholders held on May 6, 2010, the Company’s shareholders voted on the following matters with the indicated results:

     1. The Company’s shareholders voted to elect the listed twelve (12) individuals as directors of the Company:

			ABSTENSTIONS AND
NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
John M. Angelo	27,364,559	20,743,589	6,073,864
Michael Blakenham	47,053,707	1,054,441	6,073,864
The Duke of Devonshire	44,808,028	3,300,120	6,073,864
James Murdoch	47,502,432	605,716	6,073,864
Allen Questrom	47,358,873	749,275	6,073,864
William F. Ruprecht	47,354,594	753,554	6,073,864
Michael I. Sovern	47,274,027	834,121	6,073,864
Donald M. Stewart	47,261,381	846,767	6,073,864
Robert S. Taubman	27,174,772	20,933,376	6,073,864
Diana L. Taylor	27,443,508	20,664,640	6,073,864
Dennis M. Weibling	47,341,961	766,187	6,073,864
Robin G. Woodhead	46,916,852	1,191,296	6,073,864

     2. The Company’s shareholders approved an amendment to increase the number of Common Stock shares reserved for issuance under the Sotheby’s 1998 Stock Compensation Plan for Non-Employee Directors, from 300,000 to 400,000 shares.

		ABSTENSTIONS AND
FOR	AGAINST	BROKER NON-VOTES

46,552,314	1,043,033	6,586,665

     3. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

FOR	AGAINST	ABSTENSTIONS

53,742,670	432,475	6,867

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	10.1	Second Amendment to the Amended and Restated Sotheby’s 1998 Stock Compensation Plan for Non-Employee Directors of Performance Share Unit Agreement, adopted by the Board of Directors of the Company on March 18, 2010, to be effective as of May 6, 2010.

	99.1	Sotheby’s earnings press release for the three months ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Kevin M. Delaney
Kevin M. Delaney
Senior Vice President,
Controller and Chief Accounting Officer

Date:	May 11, 2010

Exhibit Index

Exhibit No.	Description
10.1	Second amendment to the amended and restated Sotheby’s 1998 Stock Compensation Plan for Non-Employee Directors.

99.1	Sotheby’s earnings press release for the three months ended March 31, 2010.